GE INVESTMENTS FUNDS, INC.

Total Return Fund

Supplement dated January 31, 2012

To the Summary Prospectus dated May 1, 2011

Total Return Fund

Effective January 31, 2012, the Summary Prospectus for the Total Return Fund is revised as follows:

On page 4, the sub-section entitled “Portfolio Managers” under the section entitled Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Paul M. Colonna	7 years	President and Chief Investment Officer – Fixed Income
Greg Hartch	1 year	Senior Vice President and Strategy and Business Development Leader
Ralph R. Layman	15 years	President and Chief Investment Officer – Public Equities
David Wiederecht	1 year	President and Chief Investment Officer – Investment Strategies

This Supplement should be retained with your Summary Prospectus for future reference.